Surge Holdings, Inc.

Empowering retailers and enabling manufacturers,
in order to enhance the quality of life for millions of consumers

Investor Presentation – June 2019

OTC: SURG

Safe Harbor

The information contained herein has been prepared to assist prospective investors in making their own evaluation of the Company and does not purport to be all-inclusive or to contain all of the information a prospective or existing investor may desire. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this information. Surge Holdings Inc. makes no representation or warranty as to the accuracy or completeness of this information and shall not have any liability for any representations (expressed or implied) regarding information contained in, or for any omissions from, this information or any other written or oral communications transmitted to the recipient in the course of its evaluation of the Company.

This Information includes certain statements and estimates provided by the Company with respect to the projected future performance of the Company. Such statements, estimates and projections reflect various assumptions by management concerning possible anticipated results, which assumptions may or may not be correct. No representations are made as to the accuracy of such statements, estimates or projections. Prospective investors will be expected to have conducted their own due diligence investigation regarding these and all other matters pertinent to investment in the Company.

This presentation may contain statements that are not historical facts, referred to as “forward looking statements.” The corporation’s actual future results may differ materially from those suggested by such statements, depending on various factors including those described in filings made with the SEC.


SURGE
NEW MERCHANT
REVENUE STREAM
SurgePays
Virtual Marketplace

SurgePays™

SurgePays™ is a first-in-kind **fintech network connecting independent retailers, manufacturers and consumers**

Company Overview

SURGE™

- Surge Holdings is reinventing the retail supply chain by empowering independent retailers as profit partners to access products & services through the SurgePays proprietary network
  - **Building a nationwide network of independent retailers with seamless access to global products**
  - **Empowering independent stores to select, order & fulfill delivery of wholesale goods nationwide**
- Enabling manufacturers through a cost-effective platform to efficiently achieve mass distribution
- Surge leverages its competitive advantages to grow the retail network
  - **Surge secures retail locations by offering aggressive wholesale pricing on SurgePhone™ Wireless and SurgePays™ Visa® Reloadable products**
- SurgePays™ Fintech platform has been built on blockchain technology to provide unprecedented security and continuity

Addressing Key Market Challenges

Convenience stores

- Limited access to regional products or forced to deal with sub-distributors due to minimum order requirements
- Desire access to a broader range of products with higher margins
- Limited options for making and receiving digital payments

Manufacturers

- High cost of sales force/distributors to reach convenience store channels
- Cost prohibitive to expand beyond core region resulting in minimums that exclude many outlets
- "NET" terms to stores limits cash flow and expansion

Consumers

- Limited access to life enhancing products/services
- Product choices restricted to what their local corner store offers
- Desire the benefits and convenience of making digital payments

---

Surge technology provides a digital commerce solution for three separate groups:

✓ Retailers: primarily **independent retailers**, including convenience stores, corner markets, bodegas and tiendas

✓ Manufacturers: primarily new/regional products **looking for single-point, expanded distribution**

✓ Consumers: focus on underserved markets, including **under-banked, immigrant and credit challenged**

SurgePays™ Blockchain Network

Unique, Proprietary & Secure blockchain fintech software platform transforms the traditional supply chain by providing a virtual marketplace for retailers to access global products

- Allows the merchant store to enhance efficiency/profitability
- Provides categorized **wholesale product portal** with one click ordering
- Processes **wireless top-ups** for all prepaid wireless companies
- **Facilitates loading of cash** onto SurgePays™ Visa® and other cards



SurgePays™ Retail Platform


SurgePays
Virtual Marketplace
Telecom
SurgePays™ Prepaid Debit Card
CBD Products
Phones & Accessories
Meat Snacks
Bagged Snacks
Auto Accessories
Candy
T-Shirts

Benefits for Retailers:

- Retailers simply point, click and order wholesale goods from around the country
- Increase profitability on all products through the network by eliminating middle men distributors and creating a more efficient supply chain
- Developed to be similar to Alibaba's approach, bringing consumers closer to manufacturers—eliminating middle men
- Goal to accomplish for independent store owners what Amazon accomplished for residential customers
- Mass purchasing power

SurgePays™ Retail Platform

SURGE

Benefits for Manufacturers

- Lowers costs by eliminating the "middle-man" and replacing direct sales force and distributors
- Immediate payment terms (no NET float risk to earn the sale)
- Advanced data analytics to improve operating efficiencies
- Convert regional household brands to national status
- Launch new products
- Provides end-to-end fulfillment solution


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US Consumer Market Opportunity

Surge provides life enhancing solutions to underserved and credit challenged consumer markets in the USA:

- Over 73 million no contract cell phone users (1)
- 63 million unbanked or under-banked (2)
- 48% of credit users have "subprime" credit scores (3)
- Price-conscious consumers
- Niche consumer groups, seniors, children, teens


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(1) Prepaid Phone News, May 2018

(2) 2017 Federal Deposit Insurance Corporation (FDIC) National Survey of Unbanked and Underbanked Households

(3) 2019 Prosperity Now Scorecard

SurgePays™ Visa® Prepaid Card

SURGE™

The SurgePays™ Visa® Prepaid Card can serve as a **virtual checking account** for the unbanked, underbanked, credit challenged or those unable to access traditional financial services


SurgePays
4000 1234 5678 9010
12/23
Your Name
DEBIT
VISA

Customer will be able to:

- Purchase and reload the SurgePays™ Visa® Prepaid Card at retail stores
- Benefit from safety, security and convenience of using the card anywhere that accepts Visa®
- Accept direct deposit from employers directly to SurgePays™ Visa® Prepaid Card
- Card users can take a picture of their paycheck and load the cash to their cards: eliminating check cashing fees
- Access accounts from the SurgePays™ Visa® Prepaid Card app on their mobile device
- Allocate money to friends and relatives locally and internationally while avoiding costly transfer / remittance fees

SurgePhone™ Wireless

- **Provides high value wireless plans and lowers monthly costs for consumers**
- Builds customer loyalty and can upsell revenue-producing products & services
- SurgePhone™ Wireless is the first wireless service supported by ad revenue with a completely free service plan option
- Surge anticipates ad/usage revenue of at least $10/customer/month the more the phone is used the greater the revenue generated
- Customers can purchase a Google Certified Surge Android or choose the SIM Kit and use their own phone


SurgePhone Wireless
Want more Data? TopUp Here!
Free Service For Life
Monthly Value
Unlimited Text
16 Hours Talk
1GB LTE Data
Bring your own phone or get a new one


SURGE
VOLT-5XL

Unlimited Nationwide Plans:

FREE*	$10*/MO	$35*/MO
VALUE	SWEET	BOSS
Unlimited Text	Unlimited Text	Unlimited Text
10 Hours Talk	20 Hours Talk	Unlimited Talk
1 GB Data	2 GB Data	Unlimited Data


4G LTE
SurgePhone Wireless
UNLIMITED WIRELESS
BRING YOUR OWN PHONE
EARN FREE SERVICE
SIM STARTER KIT

True Wireless™

- Existing Lifeline business provides revenue base and foundation to migrate business model to the SurgePays Network
  - Generated revenue of $15.3M in 2018 and $13.5M in 2017
- True Wireless™ provides subsidized wireless service to qualifying low income customers in 5 states
  - Provides discounted and free wireless service to over 50,000 veterans and other qualifying federal programs
  - Utilizes all 4 major wireless carrier networks
  - Assists those who qualify for the Federal Lifeline Program

Surge is transitioning sales resources to SurgePhone™ Wireless to eliminate reliance on government subsidies and replace with ad revenue to unlock a <u>nationwide market opportunity</u>

Qualifying programs

- Medicaid
- Supplemental Nutrition Assistance Program (Food Stamps or SNAP)
- Supplemental Security Income (SSI)
- Federal Public Housing Assistance
- Veterans Pension or Survivors Benefit Programs
- Bureau of Indian Affairs General Assistance
- Tribally-Administered Temporary Assistance for Needy Families (TTANF)
- Food Distribution Program on Indian Reservations (FDPIR)
- Head Start (if income eligibility criteria are met)

AATAC Partnership

SURGE™

Surge has entered into a strategic partnership agreement with AATAC, one of the nations largest private trade associations spanning over 110,000 stores across the United States

- Contract to initially roll out SurgePhone™ Wireless and install the SurgePays™ retail platform in 40,000 locations
  - **Minimum value of initial purchase orders in excess of $17.5 million**
  - High replenishment rate anticipated based on market feedback and preferred in-store product placement
- Goal to ramp installations to 3,000 - 4,000 locations per month
- SurgePays™ will sign exclusive contracts with other manufacturers utilizing AATAC for refill orders after the initial install

Centercom Global BPO

Centercom is a Business Process Outsource center providing the operational backbone for Surge's subsidiaries. The BPO has been built to fully support the infrastructure required to scale with Surge product rollout and growth.

The 125 bilingual employee BPO currently handles:

- Sales and Contract Processing
- Customer Service and Support
- Software development and Integration
- Data Processing and Programming
- Multi-media and Graphic Design Services
- Email and Live Chat Support
- Merchant Support and Onboarding
- Lead Generation and Live Transfer
- Social Media Management
- Revenue Assurance
- Compliance and Regulatory
- IT Support and Infrastructure

Surge Logics™

Surge Logics is a full service digital advertising agency specializing in lead generation, call intake, landing page optimization, and developing marketing strategies that covert to sales.

Capabilities:

- Develop Google/Facebook campaigns, build landing pages that convert, lead call verification, transfer, E-Retainer execution, handle chats support
- Work directly with some live of the largest Law Firms specializing in Mass Tort cases in providing leads and signed cases
- Affiliate network working with hundreds of affiliates in different verticals to assist in lead generation from different verticals


LEAD
GENERATION
Prilosec

Revenue Milestones

Near-term target milestones for 3 primary revenue streams:

- SurgePays™ Retail Platform
  - 20K retail locations @ $1,500 gross sales per month = $360M/year revenue
  - Targeting an average gross profit margin of over 20%
  - Equates to over $72M/year gross profit

- SurgePays™ Visa® Prepaid Card
  - 25,000 SurgePays™ Visa® Prepaid Personalized cards used for an estimated average load @ $1750 per month = $525M/year gross transactions
  - Targeting an average of $20 of fees per month per card/user
  - Equates to over $6M/year of revenue & gross profit

- SurgePhone™ Wireless
  - 100,000 SurgePhone service plans @ $10 per month = $12M/year revenue
  - Targeting gross profit margin of over 60%
  - Equates to over $8M/year of gross profit

Sr. Management Team

Brian Cox – Chairman and CEO
Mr. Cox is an accomplished entrepreneur growing best in class companies for over 18 years including guiding a company of over 1,300 employees. He began his career in telecom in 2004 when he founded his first prepaid telephone company (CLEC) and through organic growth and acquisition became the largest prepaid homephone company in the country before selling in 2009. Since then, Mr. Cox has owned and operated profitable Fintech/Software and Wireless companies utilizing his expertise in underserved consumer markets.

Anthony P. Nuzzo Jr. – President / COO and Director
Mr. Nuzzo is an experienced financial services owner and operator with a successful track record in the private sector as a CEO, CFO, and Financial Consultant. Mr. Nuzzo has built multiple companies named to Inc 500's list of fastest growing financial institutions. In June 2003, Mr. Nuzzo was a co-founder of Leading Edge Recovery Solutions, LLC. In 2009, Mr. Nuzzo also served as CEO of Glass Mountain Capital, LLC, a financial services company. Experienced in running large scale operations with an accomplished track record of growing revenues and profits through a disciplined management approach and building winning teams.

David C. Ansani, J.D., MBA – Chief Administrative Officer (CAO) & Secretary
Mr. Ansani brings a strong background in legal compliance, negotiation, finance, due diligence and audit. He also served as Chief Compliance Officer/Human Resources Officer/In-House Counsel for Glass Mountain Capital, LLC, ensuring compliance with applicable laws, rules and regulations of regulatory agencies (FDCPA, TCPA, GLB, CFPB, etc.).

John Mott – Chief Technology Officer
Mr. Mott is an accomplished software developer/architect with thirty plus years of experience which includes a diverse skill set including large systems programming. For the last 15 years, he has focused on web technologies, C#, .NET, MVC, MSSQL, PHP/MySQL, JavaScript, AJAX, JSON and Jquery with the most recent focus on Blockchain technologies, Digital Assets and distributed ledgers with regards to real world applications.

Brian M. Speck – Chief Financial Officer
Mr. Speck has been Chief Financial Officer of the Company since March 2018. Since late 2013, he has been Director of Financial Reporting for Brio Financial Group, where he serves as a consultant to various private and public companies in financial reporting, internal control development and evaluation, budgeting and forecasting.

Capital Structure*

Ticker:	OTCQB: SURG
Share price (as of 6/14/2019):	$0.47
Common shares outstanding:	89.7 M
Series A Preferred Common Equivalent (Converts 10:1):	1.3 M
Series C Preferred Common Equivalent (Converts 1:250):	180.4 M
Options and Warrants (avg strike price $.70 and 2.5 years):	5.47 M
Total Potential Shares Outstanding:	276.9M
Fully Diluted Market Capitalization:	$130.1 M
Fiscal year-end:	December 31
Insider ownership (fully diluted):	72.4%

**per latest public filings*